EXHIBIT 4.132


AMENDMENT AGREEMENT dated for reference the 12th day of September 2007

BETWEEN:

                  AMADOR GOLD CORP. of Suite 711 - 675 West Hastings Street, Vancouver, British Columbia V6B 1N2

                  (referred to as "Amador")

                                                               OF THE FIRST PART

AND:

                  KEN FENWICK of 84 Velva Avenue, Thunder Bay, (as to 60%) Ontario P7A 6N5 (807) 344-6568

AND:

                  GEORGE LUCUIK of 30 Carlbert Street, (as to 40%) Sault Saint Marie, Ontario P6A 5S5 (705) 949-5940

                  (hereinafter referred to as the "Optionors")

                                                              OF THE SECOND PART

WHEREAS Amador and the Optionors entered into an option agreement dated for reference the 28th day of July 2005 (the "Mennin Lake Agreement") and the parties wish to amend Schedule "A" of the Mennin Lake Agreement.

NOW THEREFORE in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

1. Schedule "A" to the Mennin Lake Agreement be deleted in its entirety and replaced with the Schedule "A" attached hereto.
2. In all other respects the terms of the Mennin Lake Agreement remain as written.
3.       Time shall be of the essence of this Amendment Agreement.
4. The parties hereto covenant and agree to execute and deliver all such further documents as may be required to carry out the full intent and meaning of this Amendment Agreement and to effect the transactions contemplated hereby.
5. This Amendment Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario.
6. This Amendment Agreement together with the Mennin Lake Agreement constitute the entire agreement between the parties and supersedes all previous understandings, communications, representations and agreements between the parties with respect to the subject matter of this Amendment Agreement.
7. This Amendment Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have executed these presents as of the day and year first above written.

The COMMON SEAL of                             )
AMADOR GOLD CORP.                              )
was hereunto affixed in the presence of:       )
                                               )
BY:  /S/ ALAN CAMPBELL                         )      c/s
-------------------------------------------
Authorized Signatory                           )

SIGNED, SEALED and DELIVERED by                )
KEN FENWICK in the presence of:                )
                                               )
BY:  /S/ M.C. FENWICK                          )
-------------------------------------------
Name                                           )

84 VELVA AVE., THUNDER BAY, ONTARIO            )      BY:  /S/ KEN FENWICK
-------------------------------------------           --------------------------
Address                                        )      KEN FENWICK




SIGNED, SEALED and DELIVERED by                )
GEORGE LUCUIK in the presence of:              )
                                               )
BY:  /S/ LILLIAN LUCUIK                        )
-------------------------------------------
Name                                           )

30 CARLBERT ST., SAULT STE. MARIE, ONTARIO     )      BY:  /S/ GEORGE LUCUIK
-------------------------------------------           --------------------------
Address                                        )      GEORGE LUCUIK

                                  SCHEDULE "A"

Referred to in the Amendment Agreement dated for reference the 12th day of Septenber 2007 between KEN FENWICK, GEORGE LUCUIK and AMADOR GOLD CORP.
--------------------------------------------------------------------------------


                                    PROPERTY

The Property  consists of the following  claims in the Kenora Mining Division of
Ontario:

----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
          TOWNSHIP               CLAIM NUMBER        # OF UNITS            RECORDING DATE                   EXPIRY DATE
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Tabor Lake                         K-4206042              16        May 3, 2005                    May 3, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4206043               8        May 3, 2005                    May 3, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4206044              16        May 3, 2005                    May 3, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207741               6        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207742              16        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207743               4        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207744              14        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Tabor Lake                         K-4206042              16        May 3, 2005                    May 3, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4206043              16        May 3, 2005                    May 3, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4206044               8        May 3, 2005                    May 3, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207741              16        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207742               6        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207743              16        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4207744               4        June 24, 2005                  June 24, 2008
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4214197              14        May 14, 2007                   May 14, 2009
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Revell Lake                        K-4214195              16        May 14, 2007                   May 14, 2009
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Revell Lake                        K-4214196              16        May 14, 2007                   May 14, 2009
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Revell Lake                        K-4214198              16        May 14, 2007                   May 14, 2009
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Revell Lake                        K-4214199              16        May 14, 2007                   May 14, 2009
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
Kawashegamuk Lake                  K-4226055               1        September 6, 2007              September 6, 2009
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------
TOTAL UNITS                                              241
----------------------------- -------------------- ---------------- ------------------------------ ------------------------------